UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): March 22, 2010

L.B. Foster Company
(Exact Name of Registrant as Specified in its Charter)

Pennsylvania	000-10436	25-1324733
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

415 Holiday Drive
Pittsburgh, Pennsylvania	15220
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (412) 928-3417
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
     On March 22, 2010, L.B. Foster Company (“L.B. Foster”) and Portec Rail Products, Inc. (“Portec”) issued a joint press release announcing that they have received a request for additional information from the Antitrust Division of the Department of Justice under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, with respect to L.B. Foster’s outstanding offer to purchase all of the issued and outstanding stock of Portec. The press release is attached as Exhibit 99.1 to this Current Report and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

99.1	Joint Press Release issued by L.B. Foster Company and Portec Rail Products, Inc. dated March 22, 2010.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

L.B. Foster Company

Date: March 22, 2010	By: Name:	/s/ Stan L. Hasselbusch Stan L. Hasselbusch
	Title:	President and CEO

Exhibit Index

Exhibit No.	Description

99.1	Joint Press Release issued by L.B. Foster Company and Portec Rail Products, Inc. dated March 22, 2010.

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